UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

COGENT BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
COGENT BIOSCIENCES, INC.
2021 Annual Meeting
Vote by June 15, 2021
11:59 PM ET
COGENT BIOSCIENCES, INC.
200 CAMBRIDGE PARK DRIVE, SUITE 2500
CAMBRIDGE, MASSACHUSETTS 02140
D53566-P56446
You invested in COGENT BIOSCIENCES, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 16, 2021.
Get informed before you vote
View the Proxy Statement and Annual Report for the year ended December 31, 2020 online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, vist www. Proxyote.com
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Vote Virtually at the Meeting*
June 16, 2021
9:00 AM, ET
Virtually at:
www.virtualshareholdermeeting.com/COGT2021
*The company will be hosting the meeting live via the Internet this year at the website address above. Please check the proxy materials for instructions on how to access the meeting.
V1

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THIS IS NOT A VOTABLE BALLOT
This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items
Board
Recommends
1. Election of Class III Directors for terms expiring in 2024
Nominees:
01) Andrew Robbins
02) Peter Harwin
For
2. An amendment and restatement of the 2018 Stock Option and Incentive Plan to increase the number of shares reserved for issuance.
For
3. Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.
For
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.
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D53567-P56446